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Exhibit 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
The undersigned, Ann L. Schmitt, President and Chief Executive Officer and James W. Creamer III, Treasurer, Chief Financial Officer of Across America Real Estate Corporation,, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1.
the quarterly report on Form 10-QSB of Across America Real Estate Corporation, for the period ended September 30, 2006 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Across America Real Estate Corporation,.

Dated November 13, 2006	/s/ James W. Creamer III
James W. Creamer III,
Treasurer, Chief Financial Officer